Investor Presentation March 2014 Cira Centre, 2929 Arch Street, 17 th Floor, Philadelphia, PA 19104 | 215.243.9000 | rait.com Exhibit 99.1

Forward Looking Statements, Non- GAAP Financial
Measures & Securities Offering Disclaimers

This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations, projected dividends, projected cash available for distribution (“CAD”), projected net income and other statements that are not historical facts. Forward-looking statements are sometimes identified by the words
“may”, “will”, “should”, “potential”, “predict”, “continue”, “project”, “guide”, or other similar words or expressions.  These forward-looking statements are based upon the current beliefs and expectations of RAIT’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. RAIT does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: our future CAD, net income and our ability to realize the projections related thereto and the underlying assumptions and the risk factors and other disclosure contained in filings by RAIT with the Securities and Exchange Commission (“SEC”), including, without limitation, RAIT’s most recent annual and quarterly reports filed with SEC. RAIT’s SEC filings are available on RAIT’s website at www.rait.com.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”) financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or RAIT’s most recent annual and quarterly reports.
This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of
RAIT or Independence Realty Trust, Inc. (“IRT”), a RAIT consolidated and managed multifamily equity REIT.

About RAIT

RAIT Financial Trust (“RAIT”) (NYSE: RAS), is a multi-strategy commercial real estate company organized as an internally-managed REIT with $3.6 billion of assets under management
RAIT’s IPO - January 1998
Focus on delivering strong-risk adjusted returns
Scalable, “in-house”, commercial real estate platform with over 390 employees
Offices - Philadelphia, New York, Chicago, Charlotte
RAIT originated $602.9 million of loans during the year ended December 31, 2013 consisting of $448.1 million conduit loans, $135.0 million bridge loans and $19.8 million mezzanine loans
No corporate, unsecured, recourse debt maturities until April 2016
Increased quarterly common dividend to $0.17 for the first quarter 2014 in March 2014 –
a 42% increase over the first quarter 2012
Seasoned executive team with strong real estate equity and debt experience

Multi-Strategy Business Approach

COMMERCIAL REAL ESTATE
OWNER & OPERATOR
- Maximize value over time
- Opportunistic acquisitions
- Hedges against inflation
- Adds stability to the asset mix
COMMERCIAL REAL ESTATE
LENDER
- One-source financing option to
middle market: originate,
underwrite, close & service
commercial real estate loans
ASSET & PROPERTY MANAGER
- Full service property manager
- Asset Manager: S&P &
Morningstar rated primary and
special loan servicer
- External advisor to
Independence Realty Trust, Inc.
(NYSE MKT: IRT)
Commercial
Real Estate Platform
$3.6 Billion
Assets Under Management
As of December 31, 2013

Commercial Real Estate Lender

The lending opportunity
Improved lending environment - economy, liquid market, stronger borrowers
Over $1.5 trillion of CRE debt is expected to mature through 2018
(1)
Equity gap drives bridge and mezzanine lending opportunities
RAIT’s goal
Capitalize on lending opportunity utilizing existing, scalable platform and internal expertise to originate and underwrite bridge, mezzanine and conduit loans of $5 million to $30 million on multi-family, office, retail and light industrial properties
RAIT’s competitive advantage: uniquely positioned to deliver a one-source financing option to our borrowers - short term, floating rate financing for properties in transition to long term, fixed rate financing for stabilized properties
Active credit and risk management
(1) Trepp , LLC

Commercial Real Estate Lender

Loan Types
Bridge loans - balance sheet loans: transitional properties, 3 to 5 year, floating rate over LIBOR, origination & exit fee, approximate floor rates 5.00% - 7.00%
Conduit loans - for sale loans: stable properties, 5 to 10 year, fixed rate, approximate coupon range
4.75% - 5.50%
Mezzanine loans - balance sheet loans: stable properties, floating rate, origination fees, approximate coupon: 10.00% -12.00%
Funding Sources
Warehouse providers
Conduit loans: Barclays, Citibank - sell loans into third-party securitizations
Bridge loans: Column Financial (Credit Suisse AG affiliate), UBS Real Estate Securities, Inc.
RAIT’s balance sheet
Securitizations - RAIT 2013-FL1 - $135 million floating rate securitization closed July 2013
Capital markets

Commercial Real Estate Lender

Pipeline
Growing pipeline of potential opportunities
Loan originations & sales
Loan Originations
($ in millions) FY 2013 FY 2012 FY 2011
Conduit Loans 448.1 $        119.3 $        - $
Bridge Loans 135.0 $        240.8 $        51.7 $
Mezzanine Loans 24.5 $          15.4 $          3.4 $
Total Fundings 607.6 $        375.5 $        55.1 $
Conduit Loans Sales
($ in millions) FY 2013 FY 2012 FY 2011
Sale amount 406.9 $        97.9 $          - $
Fee income from loan sales 18.4 $          6.2 $            - $

By Property Type [1]

Other
7%
Office
43%
Retail
31%
Multi-family
19%

By Geographic Region [1]

Northeast
6%
West
15%
Central
37%
Southeast
16%
Mid Atlantic
26%

CRE Loan Portfolio Statistics

Loan Portfolio Statistics
As of December 31, 2013 unless otherwise Indicated ($ in 000s)
(1)  Based on book value at 12/31/2013.
Book Value
Weighted-
Average
Coupon Range of Maturities
Number of
Loans Key Statistics Q4 2013 Q4 2012
Commercial Real Estate (CRE) Loans CRE Non-accrual loans $37,073 $69,080
Commercial mortgages $773,269 6.4% Mar. 2014 to Jan. 2029 59       % change (46)
Mezzanine loans 265,761 9.6% Mar. 2014 to Jan. 2029 81 Reserve for losses 22,955 30,400
Preferred equity interests
53,450 8.6%
May 2015 to Aug. 2025
11       % change
(24)
Total CRE Loans $1,092,480 7.3% 151 Provision for losses 1,500 500
Other loans
30,697 4.6%
Mar. 2014 to Oct. 2016
2
Total investments in loans
$1,123,177 7.2%
153

Commercial Real Estate Owner

Directly owned real estate portfolio
Strategy to maximize value over time through professional management, increasing occupancy and higher rental rates
Opportunistic acquisitions
Provides stability to asset mix and hedges against inflation
$1.1 billion of CRE properties at December 31, 2013
1
Portfolio is internally managed
Acquire well located apartment buildings in secondary markets via Independence Realty
Trust, Inc. (“IRT”) (NYSE MKT: IRT)
IRT owned 16 properties totaling $282.6 million at February 28, 2014
Consolidated by RAIT and externally managed by RAIT subsidiary
RAIT owns approximately 7.0 million shares of IRT common stock (approximately
39.3% of the outstanding common stock)
IRT utilizes RAIT’s relationships, broker-network & relationships; off-market transactions
(1) Includes ten apartment buildings, $190.1 million, owned by IRT as of December 31, 2013. At March 10, 2014, RAIT owned 39.3% of IRT’s outstanding common stock.
.

Retail
7%
Other
5%
Office
24%
Multi-family
64%

Mid-Atlantic
5%
Southeast
31%
Central
35%
West
30%

RAIT Financial Trust

Directly Owned Commercial Real Estate Portfolio
Statistics

(a) Based on book value of properties owned as of  December 31, 2013.
.
Investments in Real Estate Property Types
(a)
Investments in Real Estate Geographic U.S. Regions
(a
)

Directly Owned Commercial Real Estate Portfolio
Statistics

Net Real Estate Operating Income
(a) Includes ten apartment buildings, $190.1 million, owned by IRT as of  December 31, 2013. At March 10, 2014, RAIT owned 39.3% of IRT’s outstanding common stock.
(b) Average monthly effective rent represents the average monthly rent collected for all occupied units after giving effect to tenant concessions. We do not report average effective rent per unit in the month of acquisition as it is not representative of a full month of operations.
(c) Average effective rent is rent  per unit per month.
(d) Average effective rent is rent per square foot per year.
Improved Occupancy and Net Operating Income
As of December 31, 2013 unless otherwise Indicated ($ in 000s)
Average Effective Rent (b)
Investments
in Real
Estate
Quantity
Number of
Properties
Average Physical Occupancy
12/31/2013 12/31/2012
Multi-family real estate properties
(a)
$716,708 9,372 units 37 92.2% 90.0%
Office real estate properties 282,371 2,009,852 sq. ft. 11 75.6% 72.8%
Retail real estate properties 83,653 1,421,059 sq. ft. 4 69.0% 73.2%
Parcels of land
49,199
21.92 acres
10
Total
$1,131,931
62
Q4 2013 Q4 2012
Rental income $29,964 $27,089
Real estate operating expenses 16,045 14,905
Net Real Estate Operating Income $13,919 $12,184
NOI growth 14%
Property Type
Q4 2013 Q4 2012
% Variance
Multi-family
(c) $756 $725 4%
Office
(d) 18.40 18.82 -2%
Retail
(d) 12.11 12.53 -3%

- **Asset & Property Management**
  - Management fees
    - Manage approximately $2.1 billion of commercial real estate loans and $1.5 billion of U.S. real estate debt securities
  - S&P & Morningstar rated primary and special CRE loan servicer
  - Property management fees - RAIT, IRT and 3rd party opportunities

RAIT Residential

Multi-family focused

- 50 properties - 12,129 units (March 2014)

RAIT Commercial

Office focused

- 3.0 million square feet

Independence Realty Trust

RAIT subsidiaries earn:

- Asset and property management fees
- Potential to earn incentive fees

RAIT Financial Trust

Asset and Property Manager 12

Operating Income
($'s in 000s)
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
CAGR(a) 112%
2011
2012
2013

RAIT Financial Trust

Operating Income – Performance Since 2011 13 Operating income growth (a) Compound Annual Growth Rate. .

Common Dividend History - Since 2011
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$-
CAGR 46%
$0.06
$0.06
$0.06
$0.08
$0.08
$0.09
$0.10
$0.12
$0.13
$0.15
$0.16
$0.17
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014

RAIT Financial Trust

RAS Dividend History – Since 2011 14 Stable and steady dividend growth

2014 Projected Cash Available for Distribution
(1)

(1) CAD is a non-GAAP financial measure. We believe that CAD provides investors and management with a meaningful indicator of operating performance. Management also uses
CAD, among other measures, to evaluate profitability and our board of directors considers CAD in determining our quarterly cash dividends. We also believe that CAD is useful because it adjusts for a variety of noncash items (such as depreciation and amortization, equity-based compensation, realized gain (loss) on assets, provision for loan losses and non-cash interest income and expense items). Furthermore, CAD removes the effect from our consolidation of the legacy Taberna securitizations.
We calculate CAD by subtracting from or adding to net income (loss) attributable to common shareholders the following items: depreciation and amortization items including, depreciation and amortization, straight-line rental income or expense, amortization of in place leases, amortization of deferred financing costs, amortization of discount on financings and equity-based compensation; changes in the fair value of our financial instruments, including such changes reflected in our consolidated Taberna securitizations; net interest income from consolidated Taberna securitizations; realized gain (loss) on assets and other; provision for loan losses; impairment on depreciable property; acquisition gains or losses and transaction costs; and one-time events pursuant to changes in U.S. GAAP and certain other non-recurring items.
CAD should not be considered as an alternative to net income (loss), determined in accordance with U.S. GAAP, as an indicator of operating performance. In addition, our methodology for calculating CAD may differ from the methodologies used by other comparable companies, including other REITs, when calculating the same or similar supplemental financial measures and may not be comparable with these companies.
(2) Constitutes forward-looking information.  Actual full 2014 projected net income, cash available for distribution and each individual line item presented herein could vary significantly from the projections presented.  Net income, CAD and each such item may fluctuate based upon a variety of factors, including, but not limited to, the timing and amount of investments, repayments and asset sales, capital raised, use of leverage, changes in the expected yield of investments and the overall conditions in commercial real estate and the economy generally. CAD per share does not take into account any potential dilution from our outstanding convertible senior notes or warrants or equity compensation. The above projections assume for 2014: gross loan originations of $1.0 billion to $1.5 billion; Investment portfolios do not experience significant loan repayments;  RAIT’s property portfolio performs at historical levels; and RAIT continues to receive its securitization collateral management and property management fees.
(3) Represents projected net income (loss) allocable to common shares for 2014 assuming no change in  the fair value of our financial instruments.
Reconciliation of RAIT Annualized Projected Cash Available for Distribution ("CAD")
(dollars in millions, except per share data)
2014 Annualized Projected CAD
Net Income (loss) allocable to common shares 36.5 $     - 43.0 $
Adjustments:
Depreciation, amortization and other items 64.8        - 64.8
Effect of Taberna (30.3)       - (30.3)
Loan origination fees 9.4          - 12.5
CAD 80.4 $     - 90.0 $
CAD per share 0.99 $     - 1.10 $
(3)
(2)

RAIT Highlights & Goals

Growth & stability through a multi-strategy approach
Utilizing RAIT’s core, integrated, real estate platform and management expertise to generate appropriate risk-adjusted returns by originating, underwriting and managing commercial real estate loans
Growing revenue through accretive capital deployment
Focus on bridge and conduit loans
Creating value in RAIT’s portfolio of owned real estate through increasing rental and occupancy rates while managing operating costs through RAIT’s property managers
Growing IRT’s portfolio of apartment properties
Expanding and maintaining our sources of liquidity
Maintaining a strong pipeline of investment opportunities
Delivering stable and growing dividends

17 Appendix

Unsecured Recourse Debt Summary

No corporate, unsecured, recourse debt maturities until April 2016
(1) Excludes $37.7 million of secured debt outstanding under RAIT’s CMBS and commercial mortgage facilities with  contractual maturities in 2014 & 2015.
(2) Assumes full exercise of holders’ 7.0% & 4.0% convertible senior notes redemption right in April 2016 and October 2018, respectively, and excludes $16.8 million of 4.0% convertible senior notes issued in January 2014 and $11.1 million outstanding under secured credit facilities with contractual maturities in 2016 ($6.1 million repaid in January 2014).
(3) Excludes $86.0 million of outstanding senior secured notes issued by us which are eliminated in consolidation with contractual maturities ranging from 2017 to 2019.
$-
$-
$34,066
$-
$125,000
$-
$-
$43,771
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
2014 (1) 2015 (1) 2016 (2) 2017 (3) 2018 (2) (3) 2019 (3) 2020 Thereafter
Unsecured Recourse Debt Maturities and Redemption Dates
(in 000s)
As of December 31, 2013

Adjusted Book Value
(1)

(1) Management views adjusted book value as a useful and appropriate supplement to shareholders’ equity and book value per share. The measure serves as an additional measure of our value because it facilitates evaluation of us without the effects of various items that we are required to record in accordance with GAAP but which have limited economic impact on our business. Those adjustments primarily reflect the effect of consolidated securitizations where we do not currently receive cash flows on our retained interests, accumulated depreciation and amortization, the valuation of long-term derivative instruments and a valuation of our recurring collateral and property management fees. Adjusted book value is a non-GAAP financial measurement, and does not purport to be an alternative to reported shareholders’ equity, determined in accordance with GAAP, as a measure of book value. Adjusted book value should be reviewed in connection with shareholders’ equity as set forth in our consolidated balance sheets, to help analyze our value to investors. Adjusted book value may be defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted book value to that of other REITs.
(2) Based on 71,447,437 common shares outstanding as of December 31, 2013.
(3) Based on 4,069,288 Series A preferred shares, 2,288,465 Series B preferred shares, and 1,640,100 Series C preferred shares outstanding as of December 31, 2013, all of which have a liquidation preference of $25.00 per share.
(All $ in 000s except per share numbers)

As of December 31, 2013

Amount

Per Share
(2)

Total shareholders’ equity ................................................................. $ 601,563 $ 8.42
Liquidation value of preferred shares characterized as
equity
(3)
...............................................................................
(199,946 (2.80)
Book value .......................................................................................... 401,617 5.62
Adjustments:

Taberna VIII and Taberna IX securitizations ........................... (196,042 (2.74
RAIT I and RAIT II derivative liabilities ...................................... 42,263 0.59
Change in fair value for warrants and investor SARs ............ 22,080 0.31
Accumulated depreciation and amortization ......................... 156,705 2.19
Valuation of recurring collateral and property management
fees .......................................................................................
18,765 0.26
Total adjustments .............................................................................. 43,771 0.61
Adjusted book value ........................................................................... $ 445,388 $ 6.23

For the Three-Month Period Ended December 31,				For the Year Ended December 31,			
	2013		2012		2013		2012	
	Amount	Per Share (2)	Amount	Per Share (3)	Amount	Per Share (2)	Amount	Per Share (3)
Funds From Operations:								
Net income (loss) allocable to common shares	$(134,493)	$ (1.90)	$(50,449)	$(0.99)	$(308,008)	$ (4.54)	$(182,805)	$(3.75)
Adjustments:								
Real estate depreciation and amortization	8,998	0.13	7,904	0.16	33,538	0.50	30,550	0.63
(Gains) losses on the sale of real estate	2,207	0.03	-	-	3,724	0.05	-	-
Funds From Operations	$(123,288)	$(1.74)	$(42,545)	$(0.83)	$(270,746)	$(3.99)	$(152,255)	$(3.12)
Adjusted Funds From Operations:								
Funds From Operations	$(123,288)	$(1.74)	$(42,545)	$(0.83)	$(270,746)	$(3.99)	$(152,255)	$(3.12)
Adjustments:								
Change in fair value of financial instruments	143,990	2.03	57,518	1.14	344,426	5.08	201,787	4.14
(Gains) losses on debt extinguishment	1,275	0.02	-	-	1,275	0.02	(1,574)	(0.03)
Capital expenditures, net of direct financing	(677)	(0.01)	(197)	(0.01)	(2,535)	(0.04)	(1,250)	(0.03)
Straight-line rental adjustments	72	(0.00)	(269)	(0.01)	(1,322)	(0.02)	(1,831)	(0.04)
Amortization of deferred items and intangible assets	1,813	0.03	1,726	0.03	13,125	0.19	6,323	0.13
Share-based compensation	879	0.01	552	0.01	3,441	0.05	2,208	0.05
Adjusted Funds From Operations	$24,064	$0.34	$16,785	$0.33	$87,664	$1.29	$53,408	$1.10

RAIT Financial Trust

Adjusted Funds from Operations

(1) We believe that funds from operations, or FFO, and adjusted funds from operations, or AFFO, each of which are non-GAAP measures, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.  AFFO is a computation made by analysts and investors to measure a real estate company's cash flow generated by operations.  We calculate AFFO by adding to or subtracting from FFO: change in fair value of financial instruments; gains or losses on debt extinguishment; capital expenditures, net of any direct financing associated with those capital expenditures; straight-line rental effects; amortization of various deferred items and intangible assets; and share-based compensation.  Our calculation of AFFO differs from the methodology used for calculating AFFO by certain other REITs and, accordingly, our AFFO may not be comparable to AFFO reported by other REITs. Our management utilizes FFO and AFFO as measures of our operating performance, and believes they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash items, such as real estate depreciation, share-based compensation and various other items required by GAAP that may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods. Furthermore, although FFO, AFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we also believe that FFO and AFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor AFFO is equivalent to net income or cash generated from operating activities determined in accordance with U.S. GAAP. Furthermore, FFO and AFFO do not represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties. Neither FFO nor AFFO should be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity. References to “we”, “us”, and “our” refer to RAIT Financial Trust and its subsidiaries.
(2) Based on 70,798,024 and 67,814,316 weighted-average shares outstanding-diluted for the three-month period and year ended December 31, 2013.
(3) Based on 50,988,427 and 48,746,761 weighted-average shares outstanding-diluted for the three-month period and year ended December 31, 2012.
(All $ in 000s except per share numbers)

RAIT Income Statement

(All $ in 000s except per share numbers)
For the Three-Month
Periods Ended
December 31,
For the Years Ended
December 31,
Revenues:
2013 2012
2013 2012
Investment Interest income
$        39,181 $       29,995
$       134,447 $      117,054
Investment Interest expense
        (7,599)         (7,852)
        (30,595)         (32,909)
Net interest margin
         31,582          22,143
         103,852          84,145
Rental income
       29,964        27,089
       114,224        103,872
Fee and other income
          6,061           5,690
          28,799           12,767
Total revenue
         67,607          54,922
         246,875          200,784
Expenses:
Interest expense
10,601 10,512
40,297 42,408
Real estate operating expense
            16,045            14,905
            60,887            56,443
Compensation expense
6,953           6,167
26,802           23,182
General and administrative expense
            4,310             3,468
            14,893            14,866
Provision for losses
         1,500          500
         3,000          2,000
Depreciation and amortization expense
10,121 8,104
36,093 31,337
Total expenses
         49,530          43,656
         181,972          170,236
Operating income
18,077 11,266
64,903 30,548
Other income (expense)
         (1,529)          (403)
         (5,233)          (1,789)
Gains (losses) on assets
(2,296) -
(2,266) 2,529
Gains (losses) on extinguishment of debt
(1,275) -
(1,275) 1,574
Change in fair value of financial instruments
(143,990) (57,518)
(344,426) (201,787)
Income (loss) before taxes and discontinued operations
     (131,013)      (46,655)
     (288,297)      (168,925)
    Income tax benefit (provision)
          2,463           519
          2,933           584
Income (loss) from continuing operations
(128,550) (46,136)
(285,364) (168,341)
Income (loss) from discontinued operations
             -              -
             -              -
Net income (loss)
    (128,550)     (46,136)
    (285,364)     (168,341)
(Income) loss allocated to preferred shares
   (5,785)    (4,355)
   (22,616)    (14,660)
(Income) loss allocated to noncontrolling interests
   (158)    42
   (28) 196
Net income (loss) allocable to common shares $      (134,493) $     (50,449)
$     (308,008) $   (182,805)
Earnings (loss) per share—Basic:
Continuing operations
$          (1.90) $         (0.99)
$          (4.54) $         (3.75)
Discontinued operations
             -              -
             -              -
Total earnings (loss) per share—Basic
$          (1.90) $         (0.99)
$          (4.54) $         (3.75)
Weighted-average shares outstanding—Basic  70,798,024 50,988,427
67,814,316 48,746,761
Earnings (loss) per share—Diluted:
Continuing operations
$          (1.90) $         (0.99)
$          (4.54) $         (3.75)
Discontinued operations
            -             -
            -             -
Total earnings (loss) per share—Diluted
$          (1.90) $         (0.99)
$          (4.54) $         (3.75)
Weighted-average shares outstanding—Diluted  70,798,024 50,988,427
67,814,316 48,746,761

RAIT Balance Sheet

(All $ in 000s except per share numbers)
As of
December 31,
2013
As of
December 31,
2012
Assets
Investments in mortgages and loans, at amortized cost:
Commercial mortgages, mezzanine loans, other loans and preferred equity interests
   $         1,122,377     $      1,075,129
Allowance for losses
               (22,955)              (30,400)
Total investments in mortgages and loans
             1,099,422             1,044,729
Investments in real estate, net of accumulated depreciation of $127,745 and $97,392, respectively
                1,004,186                918,189
Investments in securities and security-related receivables, at fair value
             567,302               655,509
Cash and cash equivalents
88,847  100,041
Restricted cash
                121,589                  90,641
Accrued interest receivable
48,324                 47,335
Other assets
                  57,081                 45,459
Deferred financing costs, net of accumulated amortization of $17,768 and $15,811, respectively
       18,932          19,734
Intangible assets, net of accumulated amortization of $4,564 and $2,976, respectively  21,554  2,343
Total assets
$         3,027,237     $       2,923,980
Liabilities and Equity
Indebtedness:
Recourse indebtedness
$            235,011  $          172,476
Non-recourse indebtedness
1,851,390 1,627,119
Total indebtedness
2,086,401 1,799,595
Accrued interest payable
                  26,936                  24,129
Accounts payable and accrued expenses
                  32,447                 22,990
Derivative liabilities
113,331 151,438
Deferred taxes, borrowers’ escrows and other liabilities
79,462 35,704
Total liabilities
2,338,577 2,033,856
Series D Preferred Shares,

52,970

52,278
Equity:
Preferred shares, $0.01 par value per share, 25,000,000 shares authorized:
7.75% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 4,069,288 and 3,124,288 shares issued and outstanding

41

31
8.375% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share, 2,288,465 shares issued and outstanding

23

8.875% Series C cumulative redeemable preferred shares, liquidation preference $25.00 per share, 1,640,100 shares issued and outstanding

17

17
    Series E cumulative redeemable preferred shares, liquidation preference $25.00 per share, no shares issued or outstanding

-

-
Common shares, $0.03 par value per share, 200,000,000 shares authorized, 71,447,437 and
58,913,142 issued and outstanding, including 369,500 unvested restricted common share awards at December 31, 2013

2,143  1,760
Additional paid in capital
             1,920,455             1,837,389
Accumulated other comprehensive income (loss)
              (63,810)             (95,173)
Retained earnings (deficit)
              (1,257,306)           (910,086)
Total shareholders’ equity
          601,563            833,961
Noncontrolling interests
34,127 3,885
Total equity
635,690 837,846
Total liabilities and equity
$        3,027,227  $       2,923,980
4,000,000 shares authorized, 2,600,000 issued and outstanding